EXHIBIT 99.1

FOR IMMEDIATE RELEASE

PRESS RELEASE

CSG Systems International Announces Proposed Offering of

Convertible Senior Notes

DENVER, CO - (September 5, 2023) CSG Systems International, Inc. (NASDAQ: CSGS) today announced it intends to offer, subject to market and other conditions, $350.0 million aggregate principal amount of Convertible Senior Notes due 2028 (the “notes”) in a private placement to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). CSG also expects to grant the initial purchasers of the notes an option to purchase up to an additional $52.5 million aggregate principal amount of the notes, for settlement within a 13-day period beginning on, and including, the first date on which the notes are issued. The notes will be CSG’s senior unsecured obligations.

The notes will mature on September 15, 2028, unless earlier converted, redeemed or repurchased. CSG will satisfy its conversion obligations by paying cash up to the aggregate principal amount of notes to be converted and paying or delivering, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, in respect of the remainder, if any, of its conversion obligations in excess of the aggregate principal amount of the notes being converted, based on the then applicable conversion rate. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering.

After deducting the initial purchasers’ discounts and commissions and CSG’s estimated offering expenses, CSG intends to use the net proceeds from the offering of the notes to (i) pay the cost of capped call transactions (as described below), (ii) repurchase up to $100.0 million of shares of CSG’s common stock pursuant to its existing stock repurchase program concurrently with the pricing of the offering of the notes in privately negotiated transactions effected through one of the initial purchasers or its affiliates, as CSG’s agent, and (iii) add up to $15.0 million of the net proceeds from this offering as cash to CSG’s balance sheet. CSG intends to use the remainder of the net proceeds from the offering of the notes to repay outstanding borrowings under its revolving loan facility.

In connection with the pricing of the notes, CSG expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce the potential dilution to CSG’s common stock upon any conversion of the notes and/or offset any cash payments CSG is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, CSG expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to CSG’s common stock and/or purchase shares of CSG’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of CSG’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to CSG’s common stock and/or purchasing or selling CSG’s common stock or other securities of CSG in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (x) during any observation period related to a conversion of notes or following any optional redemption or repurchase of notes by CSG in connection with any fundamental change and (y) following any repurchase of notes by CSG other than in connection with an optional redemption or fundamental change if CSG elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of CSG’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares, if any, and value of the consideration that noteholders will receive upon conversion of the notes.

The notes and any shares of CSG’s common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act, or any applicable state securities laws, and the notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act. The notes and any such shares may not be offered or sold in the United States or to any U.S. persons absent registration under, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the notes or any shares of CSG’s common stock issuable upon conversion of the notes, nor will there be any offer, solicitation or sale of the notes or any such shares of CSG’s common stock issuable upon conversion of the notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This news release contains forward-looking statements as defined under the Securities Act and Securities Exchange Act of 1934, as amended, that are based on assumptions about a number of important factors and involve risks and uncertainties that could cause actual results to differ materially from what appears in this news release. With respect to the offering, such factors, risks and uncertainties include whether CSG will offer the notes or consummate the offering on the terms contemplated or at all, the anticipated terms of, and the effects of entering into, including the potential impact on dilution to CSG’s common stock or on the market price of CSG’s common stock or the notes of, the capped call transactions and the anticipated use of proceeds from the offering. Other key factors include, but are not limited to the following items:

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Relationships with and financial condition of our significant customers;
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CSG derives approximately 40% of its revenue from its two largest customers;
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Fluctuations in credit market conditions, general global economic and political conditions, and foreign currency exchange rates;
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CSG’s ability to maintain a reliable, secure computing environment;
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Continued market acceptance of CSG’s products and services;
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CSG’s ability to continuously develop and enhance products in a timely, cost-effective, technically advanced, and competitive manner;
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CSG’s ability to deliver its solutions in a timely fashion within budget, particularly large software implementations;

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CSG’s dependency on the global telecommunications industry, and in particular, the North American telecommunications industry;
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CSG’s ability to meet its financial expectations;
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Increasing competition in CSG’s market from companies of greater size and with broader presence;
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CSG’s ability to successfully integrate and manage acquired businesses or assets to achieve expected strategic, operating, and financial goals;
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CSG’s ability to protect its intellectual property rights;
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CSG’s ability to conduct business in the international marketplace;
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CSG’s ability to comply with applicable U.S. and international laws and regulations; and
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CSG’s business may be disrupted, and its results of operations and cash flows adversely affected by a global pandemic.

This list is not exhaustive, and readers are encouraged to review the additional risks and important factors described in CSG’s reports on Forms 10-K and 10-Q and other filings made with the Securities and Exchange Commission. CSG undertakes no obligation to update or revise any forward-looking statements.

For more information, contact:

John Rea, Investor Relations
Phone: (210) 687-4409
E-mail: john.rea@csgi.com